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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549-1004

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2003

THE STEAK n SHAKE COMPANY
(Exact name of registrant as specified in its charter)

Indiana	000-08445	37-0684070
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
36 S. Pennsylvania St., Suite 500 Indianapolis, Indiana 46204 (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (317) 633-4100

Item 4.    Changes in Registrant's Certifying Accountant.

(a)
Previous Independent Accountants

        In light of changes in audit requirements mandated by the Sarbanes-Oxley Act of 2002 and recommendations regarding the rotation of audit firms from several sources, the Audit Committee of The Steak n Shake Company (the "Company") solicited proposals to audit the Company's financial statements for its 2003 fiscal year from several auditing firms, including the firm that had been the Company's auditors since 1982, Ernst & Young LLP ("E&Y"). As a result of this process, the Audit Committee decided to change the Company's independent public accountants and replaced E&Y with Deloitte & Touche LLP ("Deloitte") on February 12, 2003.

        The reports of E&Y for the past two fiscal years ended September 25, 2002 and September 26, 2001, contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

        E&Y's report dated December 3, 2002, makes reference to the restatement of the Company's previously issued 2001 and 2000 consolidated financial statements. As more fully described in the Notes to Consolidated Financial Statements of the Company as of and for the period ended September 25, 2002, during 2002, the Company changed its accounting for sale and leaseback transactions and build-to-suit leases to more fully reflect the provisions of Statement of Financial Accounting Standards No. 98, "Accounting for Leases".

        In connection with its audits for the two most recent fiscal years ended September 25, 2002 and September 26, 2001, and through February 12, 2003, there have been no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of E&Y, would have caused them to make reference to the subject matter of the disagreement in connection with their report on the financial statements for such periods.

        During the two most recent fiscal years ended September 25, 2002 and September 26, 2001, and through February 12, 2003, there have been no reportable events (as defined in Regulation S-K, Item 304(a)(1)(v)).

        The Company has requested that E&Y furnish it with a letter addressed to the Securities and Exchange Commission (the "Commission") stating whether or not it agrees with the above statements. A copy of such letter, dated February 18, 2003, is filed as Exhibit 16.1 to this Form 8-K.

(b)
New Independent Accountants

        The Company has engaged Deloitte as its principal independent accountants effective as of February 12, 2003, subject to completion of Deloitte's normal client acceptance procedures. During the two most recent fiscal years ended September 25, 2002 and September 26, 2001, and through February 12, 2003, the Company has not consulted with Deloitte regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements; or (ii) any matter that was either the subject of a disagreement (as that terms is defined in Item 304(a)(1)(iv) of Regulation S-K and the related in instructions to that Item) or a reportable event (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Item 7.    Financial Statements and Exhibits.

  (c)
  Exhibits

  16.1
  Letter dated February 18, 2003 from E&Y to the Commission.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE STEAK n SHAKE COMPANY
	By:	/s/ JAMES W. BEAR James W. Bear
Senior Vice President and Chief Financial Officer
Dated: February 19, 2003

Exhibit Index

Number assigned in Regulation S-K Item 601	Description of Exhibits
(16) 16.1	Letter dated February 18, 2003 from E&Y to the Commission.

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  Item 4. Changes in Registrant's Certifying Accountant.
  Item 7. Financial Statements and Exhibits.
SIGNATURES
Exhibit Index